    As filed with the Securities And Exchange Commission on January 9, 2004.

                                                 Registration No: ______________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        AIR PRODUCTS AND CHEMICALS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   23-1274455
--------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)

           7201 Hamilton Boulevard, Allentown, Pennsylvania 18195-1501
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               The Air Products Group Limited Share Incentive Plan
--------------------------------------------------------------------------------
                            (Full Title of the Plans)

         W. Douglas Brown, Vice President, General Counsel and Secretary
                        Air Products and Chemicals, Inc.,
               7201 Hamilton Boulevard, Allentown, PA 18195-1501
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  610-481-4911
--------------------------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

                                                               Proposed maximum         Proposed maximum
                                            Amount to be      offering price per       aggregate offering          Amount of
Title of securities to be registered         registered             share                     price           registration fee(1)
------------------------------------         ----------             -----                     -----           -------------------
Common Stock, par value $1                     36,000                N/A                   $1,901,880               $153.86

---------------------------

(1) The registration fee with respect to these shares has been computed in accordance with paragraphs (c) and (h) of Rule 457, based upon the average of the reported high and low sale prices of shares of Common Stock on 5 January 2004 (i.e., $52.83 per share).

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1. PLAN INFORMATION. (2)

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION. (2)

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

            The documents listed in clauses (a), (b) and (c) below are incorporated herein by this reference thereto, and all documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by this reference in this registration statement and to be a part hereof from the date of filing of such documents.

      (a) The registrant's Annual Report on Form 10-K for the year ended September 30, 2003.

      (b) All other reports filed by the registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the registrant document referred to in (a) above.

      (c) The description of the Common Stock contained in the registration statement filed by the registrant to register such securities under Section 12 of the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

      Any statement contained in a document incorporated or deemed to be incorporated by reference in this registration statement shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in this registration statement or in any other contemporaneously or subsequently filed document which also is or is deemed to be incorporated by reference in this registration statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed,

-----------------------------------------

(2) The information called for by Part I of Form S-8 is currently included in the registrant's Prospectus for the Air Products Group Limited U.K. Share Incentive Plan. Pursuant to the Note to Part I of Form S-8, this information is not being filed with or included in this Form S-8.

except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4. DESCRIPTION OF SECURITIES.

      Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Section 145 of the Delaware Corporation Law gives corporations the power to indemnify officers and directors under certain circumstances.

      Article Ninth of the registrant's Restated Certificate of Incorporation, as amended, contains provisions which provide for indemnification of certain persons (including officers and directors). The Restated Certificate of Incorporation, and its amendment, are filed as an exhibit to the registrant's Annual Report on Form 10-K for the fiscal years ended September 30, 1987 and September 30, 1996, respectively.

      The registrant maintains insurance that generally insures the officers and directors of the registrant and its subsidiaries (as defined in said policy) against liabilities incurred in such capacities, and insures the registrant with respect to amounts to which officers and directors become entitled as indemnification payments from the registrant, subject to certain specified exclusions and deductible and maximum amounts. The registrant also maintains a policy of insurance that insures, among others, certain officers and directors of the registrant and certain of its subsidiaries against liabilities incurred for Breach of Fiduciary Duty (as defined in said policy) with respect to their performance of their duties and responsibilities in connection with certain pension and retirement plans of the registrant and certain of its subsidiaries, subject to certain specified exclusions and deductible and maximum amounts.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable.

ITEM 8. EXHIBITS.

      4.1. By-Laws of the Company. (Filed as Exhibit 3.1 to the Company's Form 8-K Report dated 18 September 1997.)

      4.2.  Restated Certificate of Incorporation of the Company. (Filed as
            Exhibit 3.2 to the Company's Form 10-K Report for the fiscal year ended 30 September 1987.)

      4.3. Amendment to the Restated Certificate of Incorporation of the Company dated 25 January 1996. (Filed as Exhibit 3.3 to the Company's Form 10-K Report for the fiscal year ended 30 September 1996.)

      4.4. Rights Agreement, dated as of 19 March 1998, between the Company and First Chicago Trust Company of New York. (Filed as Exhibit 1 to the Company's Form 8-A Registration Statement dated 19 March 1998, as amended by Form 8-A/A dated 16 July 1998.)

      23.   Consent of KPMG LLP

      23A. Consent of Arthur Andersen LLP (omitted pursuant to Rule 437a as described in the Exhibit).

      24.   Power of Attorney

ITEM 9. UNDERTAKINGS.

      (a) Rule 415 offering.

      The undersigned registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (1)(i) and 1(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) Filings incorporating subsequent Exchange Act Documents by Reference.

      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (h) Filing of Registration Statement on Form S-8.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Upper Macungie, Commonwealth of Pennsylvania, on this 9th day of January 2004.

                                         AIR PRODUCTS AND CHEMICALS, INC.
                                               (Registrant)


                                         By         /s/ W. Douglas Brown
                                           -------------------------------------
                                                      W. Douglas Brown*
                                              Vice President, General Counsel
                                                       and Secretary


----------
* W. Douglas Brown, Vice President, General Counsel and Secretary, by signing his name hereto, signs this registration statement on behalf of the registrant and, for each of the persons indicated by asterisk on pages 6 and 7 hereof, pursuant to a power of attorney duly executed by such persons, which is filed with the Securities and Exchange Commission herewith.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                Signature                                   Title                                    Date
                ---------                                   -----                                    ----
                                           Director, Chairman of the Board,
                                           President, and Chief Executive Officer
        /s/ John P. Jones III              (Principal Executive Officer)                        9 January 2004
------------------------------------
          John P. Jones III

                                           Vice President and Chief Financial
         /s/ John R. Owings                Officer                                              9 January 2004
------------------------------------       (Principal Financial Officer)
           John R. Owings

                                           Vice President and
          /s/ Paul E. Huck                 Corporate Controller                                 9 January 2004
------------------------------------       (Principal Accounting Officer)
            Paul E. Huck


                  *                                       Director                              9 January 2004
------------------------------------
           Mario L. Baeza


                  *                                       Director                              9 January 2004
------------------------------------
         Michael J. Donahue


                  *                                       Director                              9 January 2004
------------------------------------
         Ursula F. Fairbairn


                  *                                       Director                              9 January 2004
------------------------------------
           W. Douglas Ford


                  *                                       Director                              9 January 2004
------------------------------------
   Edward E. Hagenlocker


                  *                                       Director                              9 January 2004
------------------------------------
          James F. Hardymon

                Signature                                   Title                                    Date
                ---------                                   -----                                    ----
                  *                                       Director                              9 January 2004
------------------------------------
           Terrence Murray


                  *                                       Director                              9 January 2004
------------------------------------
          Charles H. Noski


                  *                                       Director                              9 January 2004
------------------------------------
           Paula G. Rosput


                  *                                       Director                              9 January 2004
------------------------------------
         Lawrason D. Thomas

                                  EXHIBIT INDEX

Exhibit                                                                                                  Page
                                                                                                         ----
4.1      By-Laws of the Company.  (Filed as Exhibit 3.1 to the Company's                                  N/A
         Form 8-K Report dated 18 September 1997.)

4.2      Restated Certificate of Incorporation of the Company.  (Filed as                                 N/A
         Exhibit 3.2 to the Company's Form 10-K Report for the fiscal year ended 30 September 1987.)

4.3      Amendment to the Restated Certificate of Incorporation of the                                    N/A
         Company dated  25 January 1996.  (Filed as Exhibit 3.3 to the
         Company's Form 10-K Report for the fiscal year ended 30 September 1996.)

4.4      Rights Agreement, dated as of 19 March 1998, between the                                         N/A
         Company and First Chicago Trust Company of New York. (Filed as
         Exhibit I to the Company's Form 8-A Registration Statement dated 19 March 1998, as amended by Form 8-A/A dated 16 July 1998.)

23.      Consent of KPMG LLP                                                                                9

23A.     Consent of Arthur Andersen LLP (omitted pursuant to Rule 437a                                     10
         as described in the Exhibit)

24.      Power of Attorney                                                                                 11

No opinion of counsel is being filed because the Common Stock to be distributed in connection with the Plan will consist exclusively of previously issued shares that are purchased by the Plan Trustee in the open market and will not constitute original issuance shares; further, no opinion is being furnished with respect to ERISA compliance because the Plan covered by the registration statement is not subject to the requirements of ERISA.